Preferred Stock	12 Months Ended
Dec. 27, 2014
Equity [Abstract]
Preferred Stock
Preferred Stock
As of December 27, 2014 and December 28, 2013, there were 3 million shares of convertible preferred stock authorized. The preferred stock was issued for an ESOP established by Quaker and these shares are redeemable for common stock by the ESOP participants. The preferred stock accrues dividends at an annual rate of $5.46 per share. As of December 27, 2014 and December 28, 2013, there were 803,953 preferred shares issued and 145,453 and 167,053 shares outstanding, respectively. The outstanding preferred shares had a fair value of $70 million as of December 27, 2014 and $69 million as of December 28, 2013. Each share is convertible at the option of the holder into 4.9625 shares of common stock. Under certain conditions, the preferred shares may be called by us upon written notice at $78 per share plus accrued and unpaid dividends. Quaker made the final award to its ESOP in June 2001.
The following summarizes our preferred stock activity:

	2014		2013		2012
	Shares(a)	Amount	Shares(a)	Amount	Shares(a)	Amount
Preferred stock	0.8	$41	0.8	$41	0.8	$41
Repurchased preferred stock
Balance, beginning of year	0.6	$171	0.6	$164	0.6	$157
Redemptions	0.1	10	—	7	—	7
Balance, end of year	0.7	$181	0.6	$171	0.6	$164